UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 2, 2010

Wind Works Power Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-113296	98-0409895
(Commission File Number)	(IRS Employer Identification No.)

346 Waverley Street

Ottawa, Ontario Canada

K2P 0W5

(Address of Principal Executive Offices)

(613)  226-7883

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

     Certain  statements  included  in this Form 8-k regarding  Wind Works Power Corp.  ( the “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Section  1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On August 2, 2010 we entered into an Independent Contractor Agreement with Kodiak Capital Group, LLC (“Kodiak”) whereby  Kodiak will provide us with investor relations and financial advisory services for a period of six months.  We issued  Kodiak 350,000 shares of our restricted common stock (the “Shares”).  We may, in our  sole and absolute discretion until January 31, 2011,  repurchase all or any portion of the Shares  for a total purchase price of $135,000.

In the event that Kodiak identifies a funding source  for Wind Works and,  Wind Works closes on a financing arranged by Kodiak,  Kodiak will receive a commission equal to 8% of all funds raised by Kodiak.

Item 1.02 Termination of a Material Definitive Agreement

On August 2, 2010 we signed a Termination and Release Agreement (the “Termination Agreement”)  with Kodiak  in connection with the termination of the  Investment Agreement entered into between the parties on March 22, 2010.   The Termination Agreement included a release which provide in part that each party (and their affiliates) discharge the other from all claims related to the Investment Agreement and any other agreement entered into between the parties.  In connection with the Investment Agreement and the Termination Agreement,  each party was responsible for their own costs and expenses.

The Investment Agreement would have permitted us to put to Kodiak up to $10,000,000 in shares of our  common stock for a purchase price equal to 95 percent of the lowest closing “best bid” price of the common stock during the five consecutive trading days immediately following the date of our notice to Kodiak of our election to put shares pursuant to the Investment Agreement.

Item 9.02  Financial Statements and Exhibits.

Exhibit  10.1:

Termination and Release Agreement between Wind Works Power Corp. and Kodiak Capital Group, LLC.

Exhibit  10.2:   Independent Contractor Agreement between Wind Works Power Corp. and Kodiak Capital Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 6, 2010

Wind Works Power Corp.
By:	/s/Ingo Stuckmann
Ingo Stuckmann, CEO